EXHIBIT 21

SUBSIDIARY LIST

AS OF SEPTEMBER 23, 2005

NAME	STATE	NAMES UNDER WHICH ENTITY DOES BUSINESS

Overall Parent Company:

Rural/Metro Corporation	Delaware

Subsidiaries of Rural/Metro Corporation (a Delaware corporation):

Rural/Metro Operating Company, LLC	Delaware

Subsidiaries of Rural/Metro Operating Company, LLC:

Aid Ambulance at Vigo County, Inc.	Indiana
Ambulance Transport Systems, Inc.	New Jersey
Donlock, Ltd.	Pennsylvania	Rural/Metro Medical Services, Ltd.; Rural/Metro Ambulance, Ltd.
Medical Emergency Devices and Services (MEDS), Inc.	Arizona	MEDS & Logo
Metro Care Corp.	Ohio	Rural/Metro Ambulance
MO-RO-KO, Inc.	Arizona
Multi-Health Corp.	Florida
Myers Ambulance Service, Inc.	Indiana
North Miss. Ambulance Service, Inc.	Mississippi
Professional Medical Services, Inc.	Arkansas
RMFD of New Jersey, Inc.	Delaware
R/M Partners, Inc.	Delaware
Rural/Metro Communications Services, Inc.	Delaware
Rural/Metro Corporation	Arizona	Rural/Metro Ambulance Service, AMT, Arizona Medical Transport, Tri-City Med
Rural/Metro (Delaware) Inc.	Delaware
Rural/Metro Logistics, Inc.	Delaware
Rural/Metro Mid-Atlantic, Inc.	Delaware
Rural/Metro of Colorado, Inc.	Delaware
Rural/Metro of Greater Seattle, Inc.	Washington	Rural/Metro Ambulance
Rural/Metro of Southern Ohio, Inc.	Ohio	Rural/Metro Ambulance
SW General, Inc.	Arizona	Southwest Ambulance; Southwest Transportation Services; Southwest Medical Services
South Georgia Emergency Medical Services, Inc.	Georgia
Southwest Ambulance of Casa Grande, Inc.	Arizona	Southwest Ambulance and Rescue of Arizona; SWARA
Southwest Ambulance of New Mexico, Inc.	New Mexico
Southwest General Services, Inc.	Arizona	CareTrans; CareTrans Medicoach Services; SW General Services
The Aid Company, Inc.	Indiana

Subsidiaries of Rural/Metro Corporation (an Arizona corporation):

R/M Management Co., Inc.	Arizona
R/M of Mississippi, Inc.	Delaware

RMC Corporate Center, L.L.C. (1%)	Arizona
RMC Insurance Ltd.	Barbados
Rural/Metro Corporation of Florida	Florida
Rural/Metro Corporation of Tennessee	Tennessee
Rural/Metro Fire Dept., Inc.	Arizona	Rural/Metro Fire Dept.; Rural/Metro Fire Department
Rural/Metro of Alabama, Inc.	Delaware
Rural/Metro of Arkansas, Inc.	Delaware
Rural/Metro of California, Inc.	Delaware
Rural/Metro of Georgia, Inc.	Delaware
Rural/Metro of Indiana, Inc.	Delaware
Rural/Metro of Kentucky, Inc.	Delaware
Rural/Metro of Nebraska, Inc.	Delaware
Rural/Metro of New York, Inc.	Delaware
Rural/Metro of Ohio, Inc.	Delaware	Rural/Metro Ambulance
Rural/Metro of Oregon, Inc.	Delaware
Rural/Metro of South Carolina, Inc.	Delaware
Rural/Metro of South Dakota, Inc.	Delaware
Rural/Metro Protection Services, Inc.	Arizona
Rural/Metro Texas Holdings, Inc.	Delaware
W & W Leasing Company, Inc.	Arizona

Subsidiaries of Aid Ambulance at Vigo County, Inc:

Rural/Metro of Indiana II, L.P. (99%)	Delaware

Subsidiaries of Ambulance Transport Systems, Inc.:

Keefe & Keefe Ambulette, Ltd.	New York
Keefe & Keefe, Inc.	New York

Subsidiaries of Keefe & Keefe, Inc.:

Multi Cab Inc.	New Jersey
Multi-Care International, Inc.	New Jersey

Subsidiaries of MO-RO-KO, Inc.:

Southwest Ambulance of Tucson, Inc.	Arizona

Subsidiaries of North Miss. Ambulance Service, Inc.:

Rural/Metro Mid-South, L.P. (99%)	Delaware

Subsidiaries of R/M Partners, Inc.:

Rural/Metro Mid-Atlantic II, Inc. (50%)	Delaware

Subsidiaries of Rural/Metro Mid-Atlantic II, Inc.:

Mobile Medical Transportation, Inc.	Maryland

Subsidiaries of Mobile Medical Transportation, Inc.:

Choice American Ambulance Service, Inc.	Virginia

Subsidiaries of RMC Insurance, Ltd.:

RMC Corporate Center, L.L.C. (99%)	Arizona

Subsidiaries of R/M of Mississippi, Inc.:

Rural/Metro of Mississippi, Inc.	Delaware

Subsidiaries of Rural/Metro Corporation of Florida:

Rural/Metro of North Florida, Inc.	Florida

Subsidiaries of Rural/Metro Corporation of Tennessee:

R/M of Tennessee G.P., Inc.	Delaware
R/M of Tennessee L.P., Inc.	Delaware

Subsidiaries of R/M of Tennessee G.P., Inc.:

Rural/Metro Mid-South, L.P. (1%)	Delaware
Rural/Metro of Tennessee, L.P. (1%)	Delaware	Rural/Metro Ambulance, L.P.

Subsidiaries of R/M of Tennessee L.P., Inc.:

Rural/Metro of Tennessee, L.P. (99%)	Delaware

Subsidiaries of Rural/Metro Logistics, Inc.:

Rural/Metro Hospital Services, Inc:	Delaware

Subsidiaries of Rural/Metro of Alabama, Inc.:

Medstar Emergency Medical Services, Inc.	Delaware
RISC America Alabama Fire Safety Services, Inc.	Delaware
Rural/Metro of Central Alabama, Inc.	Delaware

Subsidiaries of Rural/Metro of California, Inc.:

Rural/Metro of San Diego, Inc.	California

Subsidiaries of Rural/Metro of San Diego, Inc.

San Diego Medical Services Enterprise, LLC (50%)	California

Subsidiaries of Rural/Metro of Colorado, Inc.:

Rural/Metro of Central Colorado, Inc.	Delaware	Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Georgia, Inc.:

Coastal EMS, Inc.	Georgia
E.M.S. Ventures, Inc.	Georgia	Rural/Metro Ambulance
Medi-Cab of Georgia, Inc.	Delaware

Subsidiaries of Rural/Metro of Indiana, Inc.:

The Aid Ambulance Company, Inc.	Delaware	The Aid Company, Inc.; Rural/Metro Ambulance

Subsidiaries of The Aid Ambulance Company, Inc.:

Rural/Metro of Indiana, L.P. (1%)	Delaware
Rural/Metro of Indiana II, L.P. (1%)	Delaware

Subsidiaries of Rural/Metro of Kentucky, Inc.:

Mercury Ambulance Service, Inc.	Kentucky

Subsidiaries of Rural/Metro of Nebraska, Inc.:

Eastern Ambulance Service, Inc.	Nebraska

Subsidiaries of Rural/Metro of New York, Inc.:

Corning Ambulance Service Inc.	New York
Eastern Paramedics, Inc.	Delaware	Rural/Metro Medical Services
LaSalle Ambulance, Inc.	New York	Rural/Metro Medical Services
Rural/Metro of Rochester, Inc.	New York	Rural/Metro Medical Services
Towns Ambulance Service, Inc.	New York	Rural/Metro Medical Services

Subsidiaries of Eastern Paramedics, Inc.:

Rural/Metro of Brewerton, Inc.	New York

Subsidiaries of Rural/Metro of Rochester, Inc.:

Beacon Transportation, Inc.	New York	Rural/Metro Medical Services
National Ambulance & Oxygen Service, Inc.	New York	Rural/Metro Medical Services

Subsidiaries of Rural/Metro of Ohio, Inc.:

Gold Cross Ambulance Services, Inc.	Delaware	Rural/Metro Ambulance
Rural/Metro of Central Ohio, Inc.	Delaware	Rural/Metro Ambulance
Rural/Metro of Northern Ohio, Inc.	Delaware	Rural/Metro Ambulance; Rural/Metro Helpline

Subsidiaries of Gold Cross Ambulance Services, Inc.:

Gold Cross Ambulance Service of Pa., Inc.	Ohio	Rural/Metro Ambulance

Subsidiaries of Rural/Metro of Central Ohio, Inc.:

American Limousine Service, Inc.	Ohio

Subsidiaries of Rural/Metro of Oregon, Inc.:

Valley Fire Service, Inc.	Delaware	Rural/Metro Fire Department; Valley Fire Service; Fire Service Research Co. of Oregon

Subsidiaries of Rural/Metro of South Carolina, Inc.:

EMS Ventures of South Carolina, Inc.	South Carolina

Subsidiaries of Rural/Metro of South Dakota, Inc.:
Medical Transportation Services, Inc.	South Dakota

Subsidiaries of Medical Transportation Services, Inc.:
Sioux Falls Ambulance, Inc.	South Dakota

Subsidiaries of Rural/Metro Texas Holdings, Inc.:
R/M of Texas G.P., Inc.	Delaware
Rural/Metro of Arlington, Inc.	Delaware
Rural/Metro of Texas, Inc.	Delaware	Rural/Metro Ambulance

Subsidiaries of R/M of Texas G.P., Inc.:

Rural/Metro of North Texas, L.P. (1%).	Delaware	Rural/Metro Ambulance
Rural/Metro of Texas, L.P. (1%)	Delaware	Rural/Metro Ambulance, L.P.

Subsidiaries of Rural/Metro of Texas, Inc.:

Rural/Metro of North Texas, L.P. (99%).	Delaware	Rural/Metro Ambulance
Rural/Metro of Texas, L.P. (99%)	Delaware	Rural/Metro Ambulance.

Subsidiaries of Southwest Ambulance of Casa Grande, Inc.:

Southwest Ambulance and Rescue of Arizona, Inc.	Arizona	Southwest Ambulance and Rescue of Arizona; SWARA

Subsidiaries of The Aid Company, Inc.:

Rural/Metro of Indiana, L.P. (99%)	Delaware

LIMITED PARTNERSHIPS

NAME	STATE	NAMES UNDER WHICH ENTITY DOES BUSINESS
Rural/Metro Mid-South, L.P.	Delaware
Rural/Metro of Tennessee, L.P.	Delaware	Rural/Metro Ambulance
Rural/Metro of Indiana, L.P.	Delaware
Rural/Metro of Indiana II, L.P.	Delaware
Rural/Metro of North Texas, L.P.	Delaware	Rural/Metro Ambulance
Rural/Metro of Texas, L.P.	Delaware	Rural/Metro Ambulance

LLCS

NAME	STATE	NAMES UNDER WHICH ENTITY DOES BUSINESS
RMC Corporate Center, L.L.C.	Arizona
Members: RMC Insurance Ltd. (99%)
Rural/Metro Corporation, an Arizona corporation (1%)

San Diego Medical Services Enterprise, LLC	California
Member: Rural/Metro of San Diego, Inc. (50%)

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